UBS Series Funds
October 6, 2023
Supplement to the prospectus and Statement of Additional Information (the “SAI”), each dated August 28, 2023.
Includes:
•	UBS Select ESG Prime Preferred Fund
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Dear Investor,
The purpose of this supplement is to update certain information for UBS Select ESG Prime Preferred Fund (the “fund”), a series of UBS Series Funds (the “Trust”).
First, at the recommendation of UBS Asset Management (Americas) Inc. (“UBS AM”), the fund’s investment adviser, the Board of Trustees (the “Board”) of the Trust approved (i) a change to the fund’s name to “UBS Select Prime Series II Preferred Fund”, (ii) a change to the fund’s investment objective such that the fund’s investment objective will be to earn maximum current income consistent with liquidity and the preservation of capital, (iii) the elimination of the fund’s “80% policy”, (iv) related changes to the fund’s principal investment strategies and (v) related changes to the fund’s principal risks (collectively, the “Investment Policy Changes”). In addition, the Board of Trustees of Master Trust approved corresponding changes to the name, investment objective, “80% policy”, principal investment strategies and principal risks of ESG Prime Master Fund, the underlying master fund through which the fund invests its securities (collectively, the “Master Fund Changes”). The Investment Policy Changes and the Master Fund Changes are expected to become effective on or about December 18, 2023.
Second, at the recommendation of UBS AM, the Board approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the fund by UBS Select Prime Preferred Fund (the “Acquiring Fund”), also a series of the Trust. The Agreement and Plan of Reorganization sets forth the terms by which the fund will transfer its assets and liabilities in exchange for shares of the Acquiring Fund, followed by the distribution of shares of the Acquiring Fund to the shareholders of the fund and the complete liquidation of the fund (the “Reorganization”).
After the Reorganization is consummated, shareholders of the fund will become shareholders of the Acquiring Fund. The Reorganization is intended to be tax‑free, meaning that shareholders of the fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

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The Reorganization does not require shareholder approval, and you are not being asked to vote on the Reorganization. Shareholders who own shares of the fund as of the record date will receive an Information Statement/Prospectus containing further information regarding the Reorganization, which is scheduled to take place on or about February 23, 2024.
Finally, at the recommendation of UBS AM, the Board has determined to close the fund to new investments, including purchases from new investors, additional purchases from existing investors and purchases for exchange from other funds by investors. Automatic reinvestment of dividends by existing shareholders will continue during this closure, and such shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the fund’s prospectus. The closing of the fund to new investments is effective as of December 18, 2023.
Effective on or about December 18, 2023, the prospectus and SAI are hereby revised as follows:
All references to the fund’s name are hereby replaced with “UBS Select Prime Series II Preferred Fund.”
All references to “ESG Prime Master Fund” are hereby replaced with “Prime Series II Master Fund.”
The section captioned “Fund summary” and sub‑captioned “Investment objective” for the fund on page 21 of the prospectus is revised by replacing that section in its entirety with the following:
Maximum current income consistent with liquidity and the preservation of capital.
The section captioned “Fund summary” and sub‑captioned “Principal investments” for the fund beginning on page 22 of the prospectus is revised by replacing the section in its entirety with the following:
The fund is a money market fund that calculates its net asset value (“NAV”) to four decimals (e.g., $1.0000) using market-based pricing. As a result, its share price will fluctuate. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;

•	repurchase agreements;

•	obligations of issuers in the financial services group of industries;

•	commercial paper, other corporate obligations and asset-backed securities; and

•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund may impose a redemption gate only under extraordinary circumstances as part of a liquidation and may be subject to a liquidity fee if the fund’s board believes such fee is in the best interests of the fund.
The fund is classified by UBS AM as an “ESG‑integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process for all portfolio investments and portfolio holdings, except repurchase agreements with certain counterparties. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability and/or ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities without respect to sustainability and/or ESG considerations or in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.
The section captioned “Fund summary” and sub‑captioned “Management process” for the fund beginning on page 23 of the prospectus is revised by deleting the third paragraph in its entirety.
The section captioned “Fund summary” and sub‑captioned “Principal risks” for the fund beginning on page 24 of the prospectus is revised by replacing the third sentence in the second paragraph of that section in its entirety with the following:
Also, the fund may impose a fee upon the sale of your shares under certain circumstances.
The same section of the prospectus is revised by deleting the “Sustainability factor risk” in its entirety.
The section captioned “More information about the funds” and sub‑captioned “Additional information about investment strategies” beginning on page 28 of the prospectus is revised by replacing the twelfth through twenty-second paragraphs with the following:
UBS Select Prime Series II Preferred Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.
UBS Select Prime Series II Preferred Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate.
UBS Select Prime Series II Preferred Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Select Prime Series II Preferred Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.
UBS Select Prime Series II Preferred Fund may be subject to the possible imposition of a liquidity fee.
UBS Select Prime Series II Preferred Fund is classified by UBS AM as an “ESG‑integrated” fund. UBS Select Prime Series II Preferred Fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process for all portfolio investments and portfolio holdings, except repurchase agreements with certain counterparties. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability and/or ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. UBS Select Prime Series II Preferred Fund’s portfolio managers may still invest in securities without respect to sustainability and/or ESG considerations or in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The section captioned “More information about the funds” and sub‑captioned “Additional information about principal risks” beginning on page 32 of the prospectus is revised by deleting the “Sustainability factor risk (UBS Select ESG Prime Preferred Fund)” in its entirety.
The section captioned “The funds and their investment policies” and sub‑captioned “UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Prime Reserves Fund and UBS Prime Preferred Fund” beginning on page 3 of the SAI is revised by replacing the sub‑caption of that section in its entirety with the following:
UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Select Prime Series II Institutional Fund and UBS Select Prime Series II Preferred Fund.
The section captioned “The funds and their investment policies” and sub‑captioned “UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund” beginning on page 6 of the SAI is hereby deleted in its entirety.
The section captioned “The funds’ investments, related risks and limitations” beginning on page 7 of the SAI is revised by deleting the “Sustainability factor risk” in its entirety.
PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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